UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 21, 2016
AZZ INC.
(Exact name of Registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation or organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification No.)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:
817-810-0095

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 – Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On December 21, 2016, AZZ Inc. (the “Company”) sent a blackout notification to its Plan Participants, including certain executive officers, informing them of a blackout period with respect to the Company’s Employee Stock Purchase Plan (the “Plan”). The blackout period is required to transition the Plan to a new administrator. The blackout period will begin on December 23, 2016 and end on January 11, 2017.

A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed as part of this report.

Exhibit No.	Description
99.1	Blackout Notification to AZZ’s Employees Stock Purchase Plan Participants, dated December 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ INC.
Date: December 27, 2016	By:	/s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Blackout Notification to AZZ’s Employee Stock Purchase Plan Participants, dated December 21, 2016.